MASSMUTUAL PREMIER FUNDS

MassMutual Premier Strategic Emerging Markets Fund

Supplement dated April 12, 2018 to the

Prospectus dated February 1, 2018 and the

Summary Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

The following information supplements the information found in the third paragraph under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (page 77 of the Prospectus):

The Fund may invest a portion of its assets in public or private investment vehicles that in turn provide exposure to developing market equity securities.

The following information replaces the last sentence under the heading Foreign Investment Risk; Emerging Markets Risk; Currency Risk in the section titled Investments, Risks, and Performance (page 78 of the Prospectus):

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.

The following information replaces similar information under the heading Smaller and Mid-Cap Company Risk in the section titled Investments, Risks, and Performance (page 79 of the Prospectus):

Small and Mid-Cap Company Risk    Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

The following information replaces the ninth sentence under the heading Foreign Investment Risk in the section titled Additional Information Regarding Principal Risks on page 90 of the Prospectus:

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.

The following information replaces similar information found in the fifth paragraph in the section titled About the Classes of Shares – I, R5, Service, Administrative, A, R4, and R3 Shares on page 104 of the Prospectus:

Class I and Class A shares (and Class R5 shares of the U.S. Government Money Market Fund only) may also be purchased by individual investors through a financial intermediary or through a product sponsored by a financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-18-04

SEM-18-01

MASSMUTUAL PREMIER FUNDS

Supplement dated April 12, 2018 to the

Statement of Additional Information dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces the last sentence of the fifth paragraph under the heading Foreign Securities in the section titled Additional Investment Policies on page 31:

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.

The following information supplements the information found under the heading Foreign Securities in the section titled Additional Investment Policies on pages 30-32:

China Investment Risk. The Chinese economy is considered an emerging market, and investing in China is subject to the risks associated with investing in emerging markets generally. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership, creating risk of unexpected or arbitrary government actions that may adversely affect the values of Chinese investments or the markets where they trade. In addition, expropriation, nationalization, confiscatory taxation, political, economic, or social instability, increased trade tariffs, embargoes, and other trade limitations, or other developments could adversely and significantly affect the values of the Chinese companies in which the Fund invests. Investments in Chinese securities may be highly volatile and may experience periods of extreme illiquidity, including as a result of frequent and unanticipated trading suspensions. A Fund may invest directly or indirectly in securities or through a market mechanism where foreign ownership is limited by quotas or other factors, which may change frequently and unpredictably. Trading, settlement, and custodial arrangements in the Chinese market are relatively new and untested, and it is possible that transactions by a Fund in Chinese securities will not settle as expected, or that the Fund will not be able to recover securities or cash held or transferred through such arrangements. Currency exchange limitations imposed by Chinese authorities may limit the ability of the Fund to buy or sell Chinese securities or to recover amounts invested in Chinese securities or the proceeds of their sale.

SAI B3000M-18-02